Exhibit 23.2



                       [Letterhead of Arthur Andersen LLP]
                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 31, 1997 included in Fort Howard Corporation's Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.

                                                    /s/ ARTHUR ANDERSEN LLP

                                                        ARTHUR ANDERSEN LLP
Milwaukee, Wisconsin
June 23, 1997